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                                  John Marencik
                                    PRESIDENT
                                legalopinion.com
        Two Union Square, 42nd Floor, 601 Union Street, Seattle WA 98101
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
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                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                              24843 Del Prado, #318
                              Dana Point, CA 92629
                                 (949) 248-9561
                               fax (949) 248-1688
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K-A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number:  0-13409

              Date of Report: February 11, 2000 / September 18, 2000

                                legalopinion.com

Nevada                                                                87-0550824
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


Two  Union  Square,  42nd  Floor,  601  Union  Street,  Seattle  WA        98101
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (250)  763-5560


              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     We have engaged a new Independent Auditor, prospectively, to review and comment on our next Annual Report, and to assist management in preparing other current reports.

     There has been no dispute of any kind or sort with any auditor on any subject.

     The new principal independent accounting firm is KPMG LLP, 300 - 1675 Bertram Street, Kelowna, B.C. Canada V1Y 9G4, replacing Anderson, Anderson &
Strong, 941 East 3300 South, Suite 201 Salt Lake City UT 84106, our initial principal auditor. The decision to change accountants was recommended or approved by our new Board of Directors on January 10, 2000.

     The former auditor, Anderson, Anderson & Strong, neither resigned nor declined to stand for election. The former auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim period through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.

     The firm of KPMG LLP was engaged by the Board of Directors as the new certifying accountants on January 11, 2000.

     A letter addressed to the Secuirites and Exchanges Commission from the former auditor stating his agreement with the disclosures made in this filing is filed as an exhibit hereto.

                                    EXHIBITS

      The  following  exhibit  is furnished in accordance with the provisions of
Item  601  and  Regulation  S-B.

     Exhibit  No.               Description

     16.1 Letter on change in certifying accountant from Anderson, Anderson & Strong. (Filed herewith.)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

September  18,  2000

                                LEGALOPINION.COM

                                       by

                                /s/John Marencik
                                  John Marencik
                               authorized officer

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                                  EXHIBIT 16.1

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                        FROM ANDERSON, ANDERSON, & STRONG
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                                        3

                           ANDERSON, ANDERSON & STRONG
                          941 EAST 3300 SOUTH, SUITE 201
                             SALT LAKE CITY UT 84106


August  25,  2000

Securities  and  Exchange  Commission
450  -  Fifth  Street,  N.W.
Washington,  D.C.  20549

                              Re: legalopinion.com

Dear  Sir  or  Madam:

     This firm has reviewed Item 4 of legalopinion.com's Curent Report on Form 8-K-A, dated February 11, 2000/August 25, 2000, as regard our replacement as its certifying accountants. Please be advised that we are in concurrence with the disclosures therein.

     We  neither  resigned  or  declined  to  stand  for  election.

     Our reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim period through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.


Sincerely,


/s/Anderson,  Anderson  &  Strong
Anderson,  Anderson  &  Strong

                                        4
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